Exhibit 31.1

                                  CERTIFICATION

I, Joseph R. Cellura and Frederick J. Alger, certify that:

1.  We have  reviewed  this  annual  report  on  Form  10-KSB  of  Orbit  Brands
Corporation, Inc.;

2. Based on our knowledge,  this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on our  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.  The  small  business  issuer's  other  certifying   officer(s)  and  us  are
responsible for establishing and maintaining  disclosure controls and procedures
(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over  financial  reporting  (as  defined in  Exchange  Act Rules  13a-15(e)  and
15d-15(f)) for the small business issuer and have:

     (a)  designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to the small business issuer is made known to us by others,  particularly  during  the  period in which  this  annual report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

     (c) evaluated the effectiveness of the small business  issuer's  disclosure controls and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (d)  disclosed  in this  report any change in the small  business  issuer's internal  control  over  financial  reporting  that  occurred  during  the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

5.  The  small  business  issuer's  other  certifying  officer(s)  and  us  have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions);

     (a) all significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

     (b) any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

June 18, 2004

/s/ Joseph R. Cellura                                 /s/ Frederick J. Alger
Joseph R. Cellura                                     Frederick J. Alger
Chief Executive Officer                               Chief Financial Officer